SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  May 26, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Capital Re Corporation
                ------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)

      Delaware                       1-10995                  52-1567009
   --------------------------------------------------------------------------
    (State or other           (Commission File Number)     (I.R.S. Employer
    jurisdiction of                                       Identification No.)
   incorporation or
    organization)


              1325 Avenue of the Americas, New York, New York 10019
   --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (212) 974-0100

                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Exhibit Index is on page 4.

                             CAPITAL RE CORPORATION

ITEM 5.  OTHER EVENTS.

                  On June 11, 1999, Capital Re Corporation (the "Company") and ACE, Limited ("ACE") announced that they had reached a definitive merger agreement in a transaction expected to be a tax-free reorganization. Under the terms of the Agreement and Plan of Merger entered into between the parties on June 10, 1999 (the "Merger Agreement"), the Company's shareholders will receive
0.6 ordinary shares of ACE for each share of the Company's common stock at closing, subject to a maximum value to the Company's shareholders of $22 per share.

                  Consummation of the merger is subject to receipt of customary regulatory approvals, approval by the Company's shareholders, confirmation of specified financial strength ratings of the Company's principal operating subsidiaries (Capital Reinsurance Company, KRE Reinsurance Ltd. and Capital Mortgage Reinsurance Company) and other customary conditions.

                  In connection with the Merger Agreement, the Company and ACE entered into a Stock Option Agreement, also dated as of June 10, 1999 (the"Stock Option Agreement") pursuant to which the Company granted ACE an option topurchase up to 9.9% of the Company's common stock upon the occurrence of certain events, including the acquisition of 15% or more of the Company's stock by any other party.

                  The press release issued by the Company with respect to the announcement of the Merger Agreement is included as Exhibit 99.1 hereto.

                  On May 26, 1999, ACE reaffirmed its previously announced commitment to make a $75 million investment in the Company's common stock to support the Company's ongoing business activity.

                  The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  2.1. Agreement and Plan of Merger, dated as of June 10, 1999, between the Company and ACE.

                  2.2. Stock Option Agreement, dated as of June 10, 1999, between the Company and ACE.

                  10.21. Second Amendment, dated as of May 26, 1999, to the Stock Purchase Agreement dated as of February 19, 1999, by and between the Company and Ace Bermuda Insurance, Ltd.

                  99.1. Press Release, dated June 11, 1999.

                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL RE CORPORATION

Date:  June 11, 1999                      By: /s/  Alan S. Roseman
                                          -------------------------------
                                          Alan S. Roseman
                                          Executive Vice President,
                                          General Counsel and Secretary

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
---------         --------------------

2.1. Agreement and Plan of Merger, dated as of June 10, 1999, between the Company and ACE.

2.2. Stock Option Agreement, dated as of June 10, 1999, between the Company and ACE.

10.21. Second Amendment, dated as of May 26, 1999, to the Stock Purchase Agreement dated as of February 19, 1999, by and between the Company and Ace Bermuda Insurance, Ltd.

99.1.             Press Release, dated June 11, 1999.